                                                                    Exhibit 4.01


COMMON STOCK                                                     COMMON STOCK
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     NUMBER                                                        SHARES
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      RT               eROOM SYSTEM TECHNOLOGIES, INC.

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     INCORPORATED UNDER THE LAWS                        SEE REVERSE FOR
       OF THE STATE OF NEVADA                         CERTAIN DEFINITIONS
                                                       CUSIP 296016 10 8
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            THIS CERTIFIES THAT





            is the record holder of


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FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE,
                                       OF
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eRoom System Technologies, Inc.
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transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed and upon payment of any applicable taxes. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
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WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
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eRoom System Technologies, Inc.
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         Dated:
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                        eROOM SYSTEM TECHNOLOGIES, INC..
                                    CORPORATE
                                      SEAL
                                     NEVADA
 SECRETARY                                                 CHAIRMAN OF THE BOARD
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 COUNTERSIGNED AND REGISTERED:
      AMERICAN STOCK TRANSFER & TRUST COMPANY
                TRANSFER AGENT AND REGISTRAR
 BY             AUTHORIZED SIGNATURE

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES FILED UNDER THE ACT, OR ANY EXEMPTION FROM REGISTRATION, AND COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THEREOF THAT SUCH REGISTRATIONS NOT REQUIRED AND THAT SUCH LAWS ARE COMPLIED WITH.

    The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications. limitations or restrictions of such preferences and /or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addresses to the Secretary of the Corporation at its corporate headquarters.

    KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

    The following abbreviations, when used in the inscription the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  ---------------------------------------------------------------------------------------------------
  TEN COM      -as tenants in common         UNIF  GIFT MIN ACT              Custodian

  ---------------------------------------------------------------------------------------------------
  TEN ENT      -as tenants by the entireties                      (Cust)                  (Minor)

  ---------------------------------------------------------------------------------------------------
  JT TEN       -as joint tenants                               under Uniform Gifts to Minors
                with right of                --------------------------------------------------------
                survivorship and                               Act
                not as tenants               --------------------------------------------------------
                in common                                                  (State)
  ---------------------------------------------------------------------------------------------------
                                             UNIF TRF MIN ACT                Custodian (until age)

  ---------------------------------------------------------------------------------------------------
                                                                  (Cust)
  ---------------------------------------------------------------------------------------------------
                                                                              under Uniform Transfers

  ---------------------------------------------------------------------------------------------------
                                                                 (Minor)
  ---------------------------------------------------------------------------------------------------
                                                               to Minors Act

  ---------------------------------------------------------------------------------------------------
                                                                                          (State)
  ---------------------------------------------------------------------------------------------------

    Additional abbreviations may also be used though not in the above list.

FOR THE VALUE RECEIVED, ___________________hereby sell, assign and transfer unto


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     PLEASE INSERT SOCIAL SECURITY OR
                   OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  ----------------------------------------


  ------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                         Shares

  ------------------------------------------------------------------------------
      of the Common Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint

                                                                        Attorney
  ------------------------------------------------------------------------------
    to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

    Dated_________________________

                                     X_______________________________

                                     X_______________________________


                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

  Signature(s) Guaranteed

  -----------------------------------------------
    By

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    THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
    (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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